SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event to be reported): February 16, 2000



                             Orion Financial, Ltd.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Colorado                        0-11043                  84-085879
 ------------------------------    -------------------       ------------------
(State or other jurisdiction of   (Commission File No.)     (I.R.S. Employer
 incorporation)                                              Identification No.)


5627 S. Fox Street, Unit A, Littleton, Colorado                    80120
-----------------------------------------------                  --------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (303) 738-1343


          6860 South Bannock Street, Unit B, Littleton, Colorado 80120
          ------------------------------------------------------------
           Former name or former address, if changed since last report


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Item 3.

On February 16, 2000 Orion Financial, Ltd., filed a voluntary petition for bankruptcy under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the the District of Colorado, Case Number 00-11499-DEC.

































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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorize.

Date:  March 10, 2000

                                            ORION FINANCIAL, LTD.

                                            By: /s/ Terry A. Hunter
                                                --------------------------------
                                                Terry A. Hunter, President





















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